                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 16, 2004



                             MKS Instruments, Inc.
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             (Exact name of registrant as specified in its charter)



         Massachusetts                   0-23621                 04-2277512
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)



90 Industrial Way, Wilmington, Massachusetts                        01887
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  (Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (978) 284-4000



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          (Former name or former address, if changed since last report)



Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  REGULATION FD DISCLOSURE.

     Simultaneously with the filing of this Report on Form 8-K on September 16, 2004, MKS Instruments, Inc. issued a press release revising its guidance for the quarter ending September 30, 2004. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: September 16, 2004            MKS Instruments, Inc.



                                    By: /s/ Ronald C. Weigner
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                                        Ronald C. Weigner,
                                        Vice President & Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.       Description
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99.1              Press release dated September 16, 2004